                                                        EXHIBIT 1.A.(3)(D)(I)(B)

                                 AMENDMENT NO. 4
                             PARTICIPATION AGREEMENT

The Participation Agreement (the "Agreement"), dated September 21, 1996, by and among AIM Variable Insurance Funds, Inc., a Maryland corporation, A I M Distributors, Inc., a Delaware corporation, Pruco Life Insurance Company, an Arizona life insurance company and Pruco Securities Corporation, a New Jersey corporation, is hereby amended as follows:
            Schedule A of the Agreement is hereby deleted in its entirety and replaced with the following:

                                                    SCHEDULE A
                                                    ----------

      FUNDS AVAILABLE UNDER                    SEPARATE ACCOUNTS                             POLICIES FUNDED BY THE
      THE POLICIES                             UTILIZING THE FUNDS                           SEPARATE ACCOUNTS
      AIM V.I. Growth and Income Fund          Pruco Life Flexible Premium                   Discovery Select Annuity
      AIM V.I. Value Fund                      Variable Annuity Account,                     Contract
                                               established June 16,1995

                                               Pruco Life Variable                           Variable Universal Life
                                               Appreciable Account,                          Insurance Policy
                                               established January 13, 1984

                                               Pruco Life Variable                           PruSelect I Variable Universal Life
                                               Universal Account,                            Policy
                                               established April 17,1989

                                               Pruco Life Variable                           PruSelect II Variable Universal Life
                                               Universal Account,                            Policy
                                               established April 17,1989

                                               Pruco Life Variable                           PruSelect III Variable Universal Life
                                               Universal Account,                            Policy
                                               established April 17, 1989

                                               Pruco Life Flexible Premium Annuity           Discovery Choice Annuity Contract
                                               Account,
                                               established June 16, 1995

                                               Pruco Life Variable Universal Account,        Survivorship Variable Universal Life
                                               established April 17, 1989                    Policy


All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

Effective Date:_______________________


                                           AIM VARIABLE INSURANCE FUNDS, INC.

 Attest: /s/                               By: /s/
         -----------------------              --------------------------
 Name: Nancy L. Martin                     Name: Robert H. Graham
 Title: Assistant Secretary                Title: President


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


                                        A I M DISTRIBUTORS, INC.

   Attest:  /s/                         By:  /s/
            --------------------             -------------------------
   Name: Nancy L. Martin                Name: Michael J. Cemo
   Title:  Assistant Secretary          Title:  President

   (SEAL)


                                        PRUCO LIFE INSURANCE COMPANY

   Attest:  /s/                         By:  /s/
            --------------------             -------------------------
   Name:  Thomas C. Castano             Name:  Dennis G. Sullivan
   Title:  Assistant Secretary          Title:  VP & Chief Accounting Officer

   (SEAL)

                                        PRUCO SECURITIES CORPORATION

   Attest: /s/                          By:  /s/
            --------------------             -------------------------
   Name:  Thomas C. Castano             Name:  Clifford Kirsch
   Title:  Assistant Secretary          Title:  Chief Legal Officer

   (SEAL)



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